UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒           Preliminary Information Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐           Definitive Information Statement

HARMONY METALS, INC.
(Name of Registrant As Specified In Its Charter)

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HARMONY METALS, INC.
6538 Collins Ave,, Suite 476
Miami, Florida  33141

November 21, 2011

Dear Shareholders:

The purpose of the accompanying Information Statement is to advise the shareholders of Harmony Metals, Inc., a Florida corporation (“we,” “us,” “our” or the “Company”), of the following corporate action taken by the written consent of holders of a majority of the outstanding and issued shares of the Company’s common stock:

The approval of an amendment to Section 3.5 of the Bylaws to change the number of directors of the Company to a minimum of one (1) director, which previously provided for a minimum of four (4) directors and a maximum of eleven (11) directors, and to fill any vacancy on the Board of Directors created by a resignation of a director or from the increase of the number of directors of the Company by a majority vote of the remaining directors.

The corporate action described above (the “Amendment to the Bylaws”) was authorized and approved as of November 21, 2011 by written consent in lieu of a special meeting of shareholders executed by the holders of a majority of the combined voting power over the Company’s outstanding capital stock on November 21, 2011 in accordance with the requirements of the Florida Business Corporation Act (the “FBCA”).  All necessary approval from shareholders in connection with the corporate action referred to above has been obtained.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you.  The accompanying Information Statement is being furnished pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purpose of informing our shareholders of the actions described above before they take effect.  These actions have been approved by the record and beneficial holders of a majority of the combined voting power of the Company’s outstanding capital stock.  Only shareholders of record at the close of business on November 21, 2011 are being given notice of these actions by written consent.  The Company is not soliciting proxies.  This Information Statement is provided solely for your information.

This Information Statement is first being mailed on or about November 21, 2011 to shareholders of record of the Company as of November 21, 2011, and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Exchange Act.  You are urged to review this Information Statement for a more complete description of the Amendment to the Bylaws.

The Amendment to the Bylaws will not become effective until December 12, 2011, which is more than 20 calendar days following the date on which this Information Statement was first sent to our shareholders.

Sincerely,

/s/ Olivia G. Ruiz
      Olivia G. Ruiz
      Chief Executive Officer, President,
      Treasurer and Chairman

HARMONY METALS, INC.
6538 Collins Ave,, Suite 476
Miami, Florida  33141

INFORMATION STATEMENT

__________________________________________

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY THE HOLDERS OF A MAJORITY OF OUR COMMON STOCK.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

__________________________________________

About this Information Statement

This Information Statement is being furnished by Harmony Metals, Inc., a Florida corporation (“we,” “us,” “our” or the “Company”), in connection with action taken by the record holders of a majority of the aggregate voting power of all the issued and outstanding shares of the Company’s common stock, approving, by written consent as of November 21, 2011 (the “Written Consent”), the amendment to Section 3.5 of the Bylaws (the “Amendment to the Bylaws”) in accordance with Section 607.0704 of the Florida Business Corporation Act (“FBCA”) and the Company’s Bylaws.  The Amendment to the Bylaws is attached to this Information Statement as Exhibit A.

As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the holders of at least a majority of the voting power of our issued and outstanding voting securities, we are not seeking any consent, authorization or proxy from you.  This Information Statement is being furnished, pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to our shareholders who would otherwise have been entitled to vote or give an authorization, approval or consent in regard to the Amendment to the Bylaws.  Our Board of Directors has fixed the close of business on November 21, 2011 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of the action by written consent.  This Information Statement is first being mailed on or about November 21, 2011 to our shareholders of record as of the Record Date.

Pursuant to Rule 14c-2 under the Exchange Act, the corporate action authorized by our majority shareholders can be taken no sooner than 20 calendar days after this Information Statement is mailed to the Company’s shareholders.  Accordingly, on December 12, 2011, we shall implement the Amendment to the Bylaws.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our principal executive offices are located at 6538 Collins Avenue, Suite 476, Miami, Florida  33141 and our telephone number is (501) 639-1909.

AMENDMENT TO BYLAWS FOR CHANGE IN NUMBER OF DIRECTORS

General

The shareholders holding a majority of the issued and outstanding shares of the Company’s outstanding common stock have authorized the Company to amend its Bylaws for the purpose of changing the number of directors of the Company to a minimum of one (1) director, which previously provided for a minimum of four (4) directors and a maximum of eleven (11) directors, and to fill any vacancy on the Board of Directors created by a resignation of a director or from an increase of the number of directors of the Company by a majority vote of the remaining directors.

Voting and Vote Required

As the matters set forth in this Information Statement have been duly authorized and approved by written consent of the majority shareholders of the Company, we are not seeking any consent, authorization or proxy from you.  Section 607.0704 of the FBCA and our Bylaws provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting.  Approval by at least a majority of the shares of the Company’s outstanding capital stock present and voting on the matter at a meeting would be required to approve the Amendment to the Bylaws

The Amendment to the Bylaws was approved on November 21, 2011 by written consent of the holders of a majority of the shares of our outstanding capital stock (the “Consenting Shareholders”) holding 6,580,000 shares of our common stock representing approximately 69.94% of our outstanding common stock as of November 21, 2011.  We have elected to seek to have the foregoing actions approved by the written consent of shareholders in order to eliminate the cost and delay involved in holding a special meeting of our shareholders.  Accordingly, pursuant to FBCA Section 607.0704 and our Bylaws, the Written Consent that was delivered to us is sufficient to approve the Amendment to the Bylaws and requires no further shareholder vote or other action.

Effective Date

The effective date of the Amendment to the Bylaws (the “Effective Date”) will be December 12, 2011, which is more than 20 calendar days after the date this Information Statement is first mailed to our shareholders.

Reasons for the Amendment to the Bylaws

The reason for the Amendment to the Bylaws is to enable the Company to be managed by one (1) or more directors.  Our directors believe the Amendment to the Bylaws is in the best interests of both the Company and its shareholders, because only one (1) or more directors will be necessary for corporate approvals and, further, any vacancy on the Board of Directors created by a resignation of a director or from the increase of the number of directors of the Company will be able to be filled by a majority vote of the remaining directors.

Effects of Amendment to the Bylaws

General

The principal result of the Amendment to the Bylaws will be to change the number of directors of the Company to a minimum of one (1) director, which previously provided from a minimum of four (4) directors and a maximum of eleven (11) directors, and to fill any vacancy on the Board of Directors created by a resignation of a director or from the increase of the number of directors of the Company by a majority vote of the remaining directors.

  Our common stock is currently registered under Section 12(g) of the Exchange Act, and we currently comply with the reporting requirements under the Exchange Act and the rules and regulations promulgated thereunder.  In addition, our common stock currently trades on the OTC Bulletin Board under the symbol “HRMY”.  Following the Amendment to the Bylaws, our common stock will continue to trade on OTC Bulletin Board and we will continue to comply with the reporting requirements under the Exchange Act and the rules and regulations promulgated thereunder.

Effect on Board of Directors Approvals

Since February 7, 2011, the Company has had less than the minimum number of directors required to serve on its Board of Directors, as set forth in Section 3.5 of the Bylaws.  Upon the Effective Date of the Amendment to the Bylaws, the Board of Directors will have the requisite number of directors to adopt, authorize, approve, consent to and ratify any corporate actions taken or previously taken by the Board of Directors.

Dissenters’ Rights of Appraisal

Neither the Amended and Restated Articles of Incorporation, nor the FBCA provide dissenters’ rights of appraisal to our shareholders in connection with the matters approved by the Written Consent.

VOTING SECURITIES

As of November 21, 2011, there were 9,407,500 shares of our common stock issued and outstanding and no shares of our preferred stock issued or outstanding, and 1,040,000 shares of common stock held in treasury.  Each holder of shares of our common stock is entitled to one vote for each such share held by such holder.

VOTING PROCEDURES

Our Bylaws provide further that any action required or permitted to be taken at any annual or special meeting of shareholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth such action to be taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  The vote to approve the Amendment to the Bylaws was obtained through the Written Consent of the Consenting Shareholders as the holders of approximately 69.94% of the voting power of the Company as of November 21, 2011.  Accordingly, pursuant to FBCA Section 607.0704, the Written Consent that was delivered to us is sufficient to approve the Amendment to the Bylaws and requires no further vote by shareholders or other corporate action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the common stock of the Company, (ii) each of the Company’s directors and Named Executive Officers (as defined in Section 402 of Regulation S-K of the Securities Act of 1933, as amended) for fiscal 2011, and (iii) all directors and executive officers of the Company as a group.  Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them and the address of each referenced individual is c/o Harmony Metals, Inc., 6538 Collins Avenue, Suite 476, Miami, FL  33141.

Unless otherwise noted, the security ownership information provided below is given as of November 21, 2011 and all shares are owned directly, and includes shares with underlying options or warrants which can be exercised within 60 days (but such shares underlying options or warrants are not deemed outstanding for computing the percentage of any other person).  Percentage ownership information is based on 9,407,500 outstanding shares of common stock, which is the number of shares of common stock outstanding on November 21, 2011.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage Ownership of Common Stock
Olivia G. Ruiz	40,000		*
Seth M. Weinstein	40,000		*
Sahej Holdings, Inc.	6,500,000	(1)	69.09%
All directors and executive officers and nominees as a group (2 persons)	80,000		*
___________

*	Less than 1% of the outstanding shares of common stock.

(1)
Earline Nicole Taylor is the sole officer and director of this company.  Ms. Taylor maintains sole voting and investment control of these shares of common stock.  As a result, Ms. Taylor is deemed to beneficially own all of these shares of common stock.  The address of the company is 3004 NW 52nd Street, No. 2, Miami, Florida  33142.

HOUSEHOLDING OF SHAREHOLDER MATERIALS

Unless we have received contrary instructions from a shareholder, we are delivering only one Information Statement to shareholders and one Information Statement to multiple shareholders sharing an address.  This practice known as “householding” is intended to reduce the Company’s printing and postage costs.  We will, upon request, promptly deliver a separate copy of this Information Statement to a shareholder who shares an address with another shareholder.  A shareholder who wishes to receive a separate copy of this Information Statement may direct such request to our Corporate Secretary, c/o Harmony Metals, Inc., 6538 Collins Avenue, Suite 476, Miami, Florida  33141, or by telephone at (501) 639-1909.  Shareholders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered in the future to the shared address may do so by making a written request to the Company contact listed above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549.  You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC.  The address of that site is www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED TO NOT SEND US A PROXY.

Dated:  November 21, 2011

/s/ Olivia G. Ruiz
     Olivia G. Ruiz
     Chief Executive Officer, President,
     Treasurer and Chairman

EXHIBIT A

HARMONY METALS, INC.

SECTION 3.5
OF
BYLAWS, AS AMENDED

“Section 3.5  Number.  This Corporation shall have a minimum of one (1) director. The number of directors may be set by the Board of Directors of the Corporation and increased or decreased from time to time by majority vote of the directors, but no decrease shall have the effect of shortening the term of any incumbent. Any vacancy on the Board of Directors created by a resignation of a director or from the increase of the number of directors of the Corporation may be filled by majority vote of the remaining directors.”

A - 1